PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,4,5]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3] ,[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [1,4,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Nancy J.F. Prue	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/09)	$23.26
Net Asset Value (9/30/09)	$26.17
Discount:	11.1%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PeteRes

Distributions in 2009

From Investment Income	$0.31
From Net Realized Gains	0.05

Total	$0.36

2009 Dividend Payment Dates

March 1, 2009

June 1, 2009

September 1, 2009

December 28, 2009*

*Anticipated

LETTER TO STOCKHOLDERS

We are pleased to present summary financial information of Petroleum & Resources Corporation (the Corporation) for the nine months ended September 30, 2009.

Net assets of the Corporation at September 30, 2009 were $26.17 per share on 23,746,411 shares outstanding, compared with $22.49 per share at December 31, 2008 on 23,958,656 shares outstanding. On March 1, 2009, a distribution of $0.13 per share was paid, consisting of $0.05 from 2008 long-term capital gain, $0.06 from 2008 investment income, and $0.02 from 2009 investment income, all taxable in 2009. A 2009 investment income dividend of $0.13 per share was paid June 1, 2009, and $0.10 per share investment income dividend was paid September 1, 2009.

Net investment income for the nine months ended September 30, 2009 amounted to $5,317,500, compared with $7,104,615 for the same nine month period in 2008. These earnings are equal to $0.22 and $0.31 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2009 amounted to $19,622,972, or $0.83 per share.

For the nine months ended September 30, 2009, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 18.5%. The total return on the market value of the Corporation’s shares for the period was 22.0%. These compare to a 12.1% total return in the Dow Jones U.S. Oil and Gas Index, a 50.6% total return in the Dow Jones U.S. Basic Materials Index, and a 19.3% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) over the same time period.

For the twelve months ended September 30, 2009, the Corporation’s total return on net asset value was (13.4)% and on market value was (8.7)%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, and the S&P 500 were (13.0)%, (2.0)%, and (6.9)%, respectively.

You will note that we have changed the format and content of this quarterly report in an effort to improve the usefulness of our communications with you. We are trying to reduce the cost of these reports while continuing to provide you with the most pertinent information about the Corporation’s position. You will find a complete list of the Corporation’s portfolio holdings as well as the changes made in the portfolio, but we have not included complete financial statements or the associated several pages of footnotes that have accompanied them. It is our intention to present future reports for the first and third quarters in this or a similar format, and we welcome your comments about these changes. We will continue to provide complete financial statements with our annual and semi-annual reports.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 7 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 9, 2009

SUMMARY FINANCIAL INFORMATION

Nine Months Ended September 30

(unaudited)

	2009	2008
Net asset value per share	$26.17	$35.07
Total net assets	621,349,170	788,906,202
Unrealized appreciation	220,858,344	372,983,042
Net investment income	5,317,500	7,104,615
Net realized gain	19,622,972	56,097,639
Market price per share	23.26	29.52
Shares outstanding	23,746,411	22,497,869
Shares repurchased	215,835	285,000
Total return (based on market price)	22.0%	(22.9)%
Total return (based on net asset value)	18.5%	(17.6)%

Key Ratios:
Net investment income to average net assets (annualized)	1.30%	0.98%
Expenses to average net assets (annualized)	0.81%	0.49%
Portfolio turnover	11.61%	12.34%
Net cash & short-term investments to net assets	9.7%	0.7%

RETURNS ON NET ASSET VALUE

As of September 30, 2009

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Rate of Distribution**
2004	$0.44	$0.02	$0.86	$1.32	1.8%	5.4%
2005	0.56	0.16	1.06	1.78	1.9	5.9
2006	0.47	0.34	2.99	3.80	1.4	11.3
2007	0.49	0.04	3.78	4.31	1.3	11.6
2008	0.38	0.04	2.57	2.99	1.1	8.9

				Average:	1.5%	8.6%

*	The dividend yield is the total income dividends during the year divided by the average daily market price of the Corporation’s Common Stock.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2009

(unaudited)

	Shares
	Additions	Reductions	Held September 30, 2009
Occidental Petroleum Corp.	40,000		440,000
Royal Dutch Shell plc ADR	47,700		312,700
Southwestern Energy Co.	10,000		24,400
Devon Energy Corp.		110,000	130,000
Energen Corp.		20,000	280,000
EOG Resources, Inc.		50,000	150,000
Hercules Offshore, Inc.		300,000	—
Noble Energy, Inc.		60,000	280,000
Southwest Gas Corp.		102,930	77,070

PORTFOLIO SUMMARY

September 30, 2009

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$69,982,200	11.3%
Chevron Corp.	64,443,450	10.4
Occidental Petroleum Corp.	34,496,000	5.5
Noble Corp.	29,419,000	4.7
Transocean Ltd.	26,339,220	4.2
XTO Energy Inc.	20,143,500	3.2
Halliburton Co.	18,984,000	3.1
ConocoPhillips	18,600,998	3.0
Noble Energy, Inc.	18,468,800	3.0
Apache Corp.	18,366,000	3.0

Total	$319,243,168	51.4%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

September 30, 2009

(unaudited)

	Shares	Value (A)
Stocks — 90.3%

Energy — 85.4%
Integrated — 31.6%
Chevron Corp.	915,000	$64,443,450
ConocoPhillips	411,891	18,600,998
Exxon Mobil Corp. (F)	1,020,000	69,982,200
Hess Corp.	250,000	13,365,000
Royal Dutch Shell plc ADR	312,700	17,883,313
Total S.A. ADR	200,000	11,852,000

		196,126,961

Exploration & Production — 20.1%
Anadarko Petroleum Corp. (B)	150,000	9,409,500
Apache Corp.	200,000	18,366,000
Devon Energy Corp. (E)	130,000	8,752,900
EOG Resources, Inc. (B)(E)	150,000	12,526,500
Forest Oil Corp. (C)	69,477	1,359,665
Noble Energy, Inc. (E)	280,000	18,468,800
Occidental Petroleum Corp.	440,000	34,496,000
Southwestern Energy Co. (C)	24,400	1,041,392
XTO Energy Inc.	487,500	20,143,500

		124,564,257

Services — 17.4%
Baker Hughes, Inc. (B)	105,000	4,479,300
Complete Production Services, Inc. (C)	400,500	4,525,650
Halliburton Co.	700,000	18,984,000
Nabors Industries Ltd. (B)(C)	520,000	10,868,000
National Oilwell Varco, Inc. (B)(C)	138,538	5,975,144
Noble Corp.	775,000	29,419,000
Transocean Ltd. (C)	307,953	26,339,220
Weatherford International, Ltd. (C)	370,000	7,670,100

		108,260,414

Utilities — 16.3%
AGL Resources Inc.	165,000	5,819,550
Energen Corp.	280,000	12,068,000
EQT Corp.	398,800	16,988,880
MDU Resources Group, Inc.	375,000	7,818,750
National Fuel Gas Co. (B)	200,000	9,162,000
New Jersey Resources Corp. (B)	300,000	10,893,000
Northeast Utilities	200,000	4,748,000
Northwest Natural Gas Co.	40,000	1,666,400
Questar Corp.	240,000	9,014,400
Southwest Gas Corp.	77,070	1,971,451
Spectra Energy Corp.	108,812	2,060,899
WGL Holdings, Inc. (B)	332,900	10,700,906
Williams Companies, Inc.	450,000	8,041,500

		100,953,736

Basic Industries — 4.9%
Basic Materials & Other — 4.9%
CONSOL Energy Inc. (E)	125,000	5,638,750
du Pont (E.I.) de Nemours and Co.	242,500	7,793,950
International Coal Group, Inc. (B)(C)	3,000,000	12,090,000
Massey Energy Co. (B)(E)	180,000	5,020,200

		30,542,900

Total Stocks (Cost $339,428,019)		560,448,268

Short-Term Investments — 10.4%

Money Market Funds — 10.4%
Fidelity Institutional Money Market - Government Portfolio, 0.10% (D)	13,629,478	13,629,478
Fidelity Institutional Money Market - Treasury Only Portfolio, 0.08% (D)	1,841	1,841
Fidelity Institutional Money Market - Treasury Portfolio, 0.06% (D)	2,679	2,679
RBC U.S. Government Money Market (Institutional Class I), 0.12% (D)	20,024,086	20,024,086
Vanguard Admiral Treasury Money Market, 0.08% (D)	1,485	1,485
Vanguard Federal Money Market, 0.14% (D)	10,851,184	10,851,184
Western Asset Institutional Government Money Market (Class I), 0.17% (D)	20,000,000	20,000,000

Total Short-Term Investments (Cost $64,510,753)		64,510,753

Total Securities Lending Collateral — 6.5% (Cost $40,143,319)

Money Market Funds — 6.5%
Invesco Aim Short-Term Investment Trust-Liquid Assets Portfolio (Institutional Class), 0.28% (D)	40,143,319	40,143,319

Total Investments — 107.2% (Cost $444,082,091)		665,102,340
Cash, receivables, prepaid expenses and other assets, less liabilities — (7.2)%		(43,753,170)

Net Assets — 100%		$621,349,170

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $6,631,100.
(F)	All or a portion of this security is pledged to cover open written put option contracts with an aggregate market value to deliver upon exercise of $680,000.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the headings “Investment Information,” “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “About Petroleum & Resources” and “Corporate Information” headings on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

This report is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping	$7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.